UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: March 15, 2005
                                      ------------------


                            ICBS INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       000-27097                98-0215778
------------------------------     -----------------------    -----------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                            BANK OF AMERICA BUILDING
                         980 POST ROAD EAST, 2ND FLOOR
                           WESTPORT, CONNECTICUT 06880
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 401-8089
                                                          ----------------

                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective on March 15, 2005, to avoid duplication of audit work with the auditors of the Company's subsidiary ICBS Global Securities, Inc. the SEC licensed broker-dealer (the "Subsidiary"), Bagell, Josephs & Company, LLC, Certified Public Accountants resigned as the principal accountant engaged to audit the financial statements of ICBS International Corp. (the "Company"). Bagell, Josephs & Company, LLC performed the review of the Company's financial statements for the quarter ended October 31, 2004. During the Company's interim period preceding the date of their resignation, there were no disagreements with Bagell, Josephs & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, which disagreements if not resolved to Bagell, Josephs & Company, LLC's satisfaction would have caused Bagell,
Josephs & Company, LLC make reference to this subject matter of the disagreements in connection with Bagell, Josephs & Company, LLC's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The review report of Bagell, Josephs & Company, LLC for the Company's quarter ended October 31, 2004 did not contain an adverse opinion, a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In this connection, the Company's footnotes indicated a going concern opinion in its quarterly review on the Company's financial statements for the quarter ended October 31, 2004 included in the Form 10-QSB filed with the Securities and Exchange on December 30, 2004.

     The Company has requested Bagell, Josephs & Company, LLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of the letter is attached as an exhibit herein.

     Effective on March 15, 2005, the Company engaged Meyler & Co., LLC, Certified Public Accountants of One Arin Park, 1715 Highway 35, Middletown, New Jersey 07748, who performed the audit for December 31, 2004 for the Subsidiary, to review the Company's financial statements for quarter ended January 31, 2005 and to perform such services for the Company in the future including its audits. Prior to its engagement, the Company had not consulted with Meyler & Co., LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

     Board of Directors of the Company approved the change in accountants described herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

              Exhibits:

                       Exhibit No. Document Description
                      ------------ -----------------------------
                         16.1      Resignation of Bagell, Josephs & Company, LLC
                         16.2      Resignation of Bagell, Josephs & Company, LLC
                         23        Consent of Bagell, Josephs & Company, LLC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2005                                 ICBS International Corp.
     --------------------                              -------------------------
                                                       (Registrant)

                                                       /s/  Jerry Gruenbaum
                                                       -------------------------
                                                       Jerry Gruenbaum
                                                       Chief Executive Officer

                                                       /s/  Nathan Lapkin
                                                       -------------------------
                                                       Nathan Lapkin, President
                                                       & Chief Financial Officer


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